                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             WANGER ADVISORS TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     was paid previously. Identify the previous filing by registration statement
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Notes:

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016

                                                              November 21, 1997

Dear Shareholder:

  You are cordially invited to attend a special meeting of shareholders of Wanger U.S. Small Cap and Wanger International Small Cap (together, the "Funds"), each of which is a series of Wanger Advisors Trust (the "Trust"), which will be held on Tuesday, December 30, 1997 at 9:00 a.m. Central time, at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

  The primary purpose of the special meeting is to permit the shareholders of the Funds to consider new Investment Advisory Agreements between the Trust, on behalf of the Funds, and Wanger Asset Management, L.P. ("WAM"), that will be required as a result of the corporate restructuring of WAM. The proposed new Investment Advisory Agreements are identical to the current agreement, except for the dates of execution, effectiveness and termination. The board urges you to vote for approval of the new agreements.

  Enclosed with this letter are the formal notice of the meeting and the proxy statement, which gives detailed information about the new agreements and why the board recommends that you vote to approve them.

  Your vote is important. Please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

                                 Sincerely,

                                 /s/ Ralph Wanger
                                 Ralph Wanger
                                 President and Trustee

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-4-WANGER

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 30, 1997

  A special meeting of shareholders of Wanger U.S. Small Cap and Wanger International Small Cap, each a series of Wanger Advisors Trust, will be held at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m., Central time, on December 30, 1997. At the meeting, shareholders will be asked to consider and act upon the following proposals:

    1. To approve new Investment Advisory Agreements between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to Wanger U.S. Small Cap and Wanger International Small Cap;

    2. To ratify the selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997; and

    3. To transact any other business that properly comes before the meeting.

  Shareholders of record as of the close of business on November 10, 1997 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about November 21, 1997.

                                 By Order of the Board of Trustees,

                                 /s/ Ralph Wanger
                                 Ralph Wanger
                                 President and Trustee

November 21, 1997
Chicago, Illinois


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
 COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S). YOU MAY STILL
 VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-4-WANGER

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 30, 1997

  This proxy statement is being sent to you by the board of trustees of Wanger Advisors Trust. The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of Wanger U.S. Small Cap and Wanger International Small Cap to be voted at the meeting, even if you cannot attend the meeting in person.

  The meeting will be held at the office of the Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, at 9:00 a.m. Central time, on December 30, 1997.

  Shareholders of record at the close of business on November 10, 1997 (called the "record date") are entitled to vote at the meeting.

  You should also have received the Trust's annual report to shareholders for the fiscal year ended December 31, 1996. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT OR THE SEMIANNUAL REPORT FOR THE FIRST HALF OF 1997, PLEASE WRITE TO THE TRUST AT THE ADDRESS SHOWN AT THE TOP OF THIS PAGE OR CALL 1-800-4-WANGER. THE REPORTS WILL BE SENT TO YOU WITHOUT CHARGE.

  For convenience, Wanger Advisors Trust is referred to in this proxy statement as the "Trust." Wanger U.S. Small Cap and Wanger International Small Cap are referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

  You are being asked to vote on two proposals--a new advisory agreement and ratification of the board's selection of auditors for the Funds. The shareholders of each of the Funds will vote separately on each proposal.

                                  PROPOSAL 1
                            NEW ADVISORY AGREEMENT

SUMMARY

  You are being asked to consider new Investment Advisory Agreements between the Trust, on behalf of the Funds, and Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, that will be identical to the current Investment Advisory Agreements, except for the dates of execution, effectiveness and termination. No changes will be made to the fees paid by the Funds, or to the services provided by WAM.

  If the proposed restructuring of WAM is consummated, the current Investment Advisory Agreements would terminate, requiring the Funds' shareholders to approve new agreements. The board of the Trust has unanimously approved new Investment Advisory Agreements for the Funds which, if approved by shareholders, will become effective as of time of consummation of WAM's restructuring. That restructuring is described in more detail under the heading, "The Proposed Restructuring."

  THE BOARD OF TRUSTEES UNANIMOUSLY URGES YOU TO VOTE IN FAVOR OF THE NEW AGREEMENT FOR EACH FUND. A complete copy of each new agreement is attached as Exhibit A to the proxy statement.

INFORMATION ABOUT WAM

  WAM serves as the investment adviser for the Funds and for other institutional accounts. As of June 30, 1997, WAM had approximately $6.3 billion under management, including the Funds.

THE PROPOSED RESTRUCTURING

  The following information relates to the ownership and management of WAM itself, not the Funds or their portfolios. Portfolio management decisions for the Funds are made by their portfolio managers, working with WAM's team of analysts. There are no changes in the Funds' portfolio managers.

  WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."). Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, all of whom are officers of the Trust, are the current limited partners of WAM. Their addresses and principal occupations are included under "More Information About The Trust--Organization and Management of the Trust," below. WAM and WAM Ltd. are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

  WAM Ltd. has been controlled by Mr. Wanger, and WAM has been controlled by Mr. Wanger with the consent of one or more of the other limited partners, but each is evolving into an organization controlled by its partners or shareholders collectively. To accommodate this evolution and to reflect more closely WAM's team approach to management, WAM is committed to providing partnership opportunities to its growing number of talented portfolio managers and analysts. New mechanisms are being created to facilitate the admission of new limited partners to WAM and to give new limited partners an equity interest in WAM Ltd., which will continue to be WAM's general partner. Mr. Wanger's interests in WAM Ltd. and in WAM are being reduced to less than a majority, although Mr. Wanger will continue to have the largest interest in each. On matters submitted to the shareholders of WAM Ltd., each such shareholder will have one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote. Because WAM's team approach causes it to operate largely by consensus, little change is expected to result from implementation of this "majority rule" system.

  WAM's proposed restructuring recognizes the importance of the contributions made to WAM by a broader, more diverse group of people than founded WAM in 1992. By expanding participation in ownership and management, WAM will retain its independent structure while rewarding those who have been responsible for WAM's success. No changes in the people at WAM responsible for portfolio management for the Funds or for their business operations will result from WAM's restructuring.

  The proposed restructuring described above, however, is contingent upon the shareholders of the Funds and of each series of Acorn Investment Trust ("Acorn") (described below under "Other Investment Companies Advised by WAM") approving new investment advisory agreements with WAM. Until the shareholders of the Trust and Acorn approve new investment advisory agreements, triggering WAM's restructuring, Mr. Wanger, with the consent of one of the limited partners of WAM, has the right to require voting in accordance with WAM's current governing documents.

  Consummation of WAM's proposed restructuring will constitute an "assignment," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the current Investment Advisory Agreements in effect between the Trust and WAM. As required by the 1940 Act, the current agreements provide for their automatic termination in the event of an assignment.

  In anticipation of the restructuring of WAM, and in order for WAM to continue to serve as investment adviser to the Trust, new Investment Advisory Agreements on behalf of each Fund must be approved by (i) a majority of the

Trustees of the Trust who are not parties to the new Investment Advisory Agreements or interested persons of any such party ("Outside Trustees") and
(ii) holders of a majority of the outstanding voting securities of each Fund.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

  As noted previously, except for the dates of execution, effectiveness and termination, the proposed new Investment Advisory Agreements will be identical to the current Investment Advisory Agreements. The current agreements were approved by each of the Fund's initial shareholders before either began offering their shares to the public. Each of the agreements were continued by the board of trustees at a meeting held November 7, 1996.

  The agreements provide that for its services to Wanger U.S. Small Cap, WAM receives a fee at the annual rate of 1.00% of the net asset value of the Fund up to $100 million, 0.95% of the net asset value in excess of $100 million and up to $250 million and 0.90% of the net asset value in excess of $250 million. For services to Wanger International Small Cap, WAM receives a fee at the annual rate of 1.30% of the net asset value of the Fund up to $100 million, 1.20% of the net asset value of the Fund in excess of $100 million and up to $250 million and 1.10% of the net asset value of the fund in excess of $250 million. The fees paid by the Funds may be reduced to cause the expenses of Wanger U.S. Small Cap not to exceed 1.50% of its net asset value and the expenses of Wanger International Small Cap not to exceed 1.90% of its net asset value. During the last fiscal year, the advisory fees paid to WAM by Wanger U.S. Small Cap were $704,115 and $631,977 by Wanger International Small Cap. No other fees or payments were made by either Fund to WAM or any of its affiliates during the fiscal year ended December 31, 1996.

  Under the current agreements, subject to the overall supervision and control of the board of trustees, WAM has supervisory responsibility for the general management and investment of the Funds' assets. WAM is authorized to make the decisions to buy and sell securities, options and futures contracts and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers and to negotiate the terms of such transactions, including brokerage commissions, on behalf of the Funds. WAM is authorized to exercise discretion within the Funds' policy concerning allocation of portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The current agreements also provide that WAM shall furnish to the Trust at WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services; all expenses incurred in connection with managing the assets of the Funds, including expenses in connection with the placement of securities orders, all expenses of printing and distributing the Funds' prospectus and reports to prospective investors and all expenses in determining daily price computations, portfolio accounting and related bookkeeping.

  Under the current agreements, each Fund is obligated to pay all of its expenses other than those paid by WAM as set forth above, including taxes and charges for auditing and legal services, custodian, depository and transfer agent fees, all costs for borrowing money, registration, filing and other fees in connection with the requirements of regulatory authorities, the printing and mailing of reports to shareholders, expenses of shareholder and trustees meetings, expenses of trustees, other than those affiliated with WAM, expenses related to membership in any trade association and brokers' commissions and other charges relative to the purchase or sale of portfolio securities.

  The current agreements provide that WAM shall not be liable to the Funds or their shareholders for any loss suffered by the Funds or their shareholders from or as a consequence of any act or omission of WAM, or of any of the partners, employees or agents of WAM, in connection with or pursuant to the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of WAM in the performance of its duties, or by reason of reckless disregard by WAM of its obligations and duties.

THE NEW INVESTMENT ADVISORY AGREEMENTS

  The form of the proposed new agreements are identical to the current agreements, except for the dates of execution, effectiveness and termination. The investment advisory fee as a percentage of net assets payable to WAM will be the same under the new agreements.

  The board of trustees of the Trust held a meeting on October 30, 1997, at which the trustees, including the Outside Trustees, concluded that if the restructuring of WAM is consummated, entry by the Trust into the new agreements would be in the best interests of the Trust and the shareholders of the Funds. The board of trustees, including the Outside Trustees, unanimously approved the new agreements and recommend that the agreements be submitted for approval by the shareholders of the Funds.

  In evaluating the new agreements, the board took into account that the current agreements and the new agreements, including the terms relating to the services to be provided thereunder by WAM and the fees and expenses payable by the Trust to WAM, are identical, except for the dates of execution, effectiveness and termination. The board received and reviewed information provided by Lipper Analytical Services, Inc. ("Lipper") on the fees and expense ratios of each Fund compared to a sample, selected by Lipper, of similar mutual funds and the investment performance of each Fund compared to relevant market indexes and other funds.

  The board found that the rates of advisory fee paid by the Funds to WAM under the advisory agreements and the total expense ratios of the Funds were higher than the median advisory fee and total expense ratio paid by the Funds in the comparison group selected by Lipper. However, the board noted that the expense comparisons made by Lipper were for the year ended December 31, 1996 and that each Fund's expense ratio had since decreased because its assets had grown.

  In addition, the board considered the total return of each Fund in relation to the Lipper-selected comparison groups. From inception on May 3, 1995, Lipper concluded that each Fund's performance was the highest in its comparison group. The board also reviewed information on performance achieved by each Fund over shorter periods compared to various indexes and groups of mutual funds. The board noted that, as compared to its Lipper-selected peer group, Wanger International Small Cap's total return was below the median for the year-to-date and one-year periods included in the study. However, the trustees noted that the comparison group was dominated by large cap funds, and that the Fund's total return as compared to all Lipper small cap funds, including non-variable annuity small cap funds, was significantly above the median. The board noted Lipper's conclusion that Wanger U.S. Small Cap's total return ranked in the first quintile for that comparison group.

  The board also received and considered financial information about WAM, including the profitability to WAM of its relationship to the Funds, and the anticipated effect on the Funds of WAM's restructuring.

  If approved by shareholders, the new agreements will be signed and become effective on the date of consummation of WAM's restructuring, which is expected to be January 1, 1998. They will continue in effect through December 31, 1999, and thereafter from year to year so long as their continuance as to each Fund is approved at least annually (i) by the board of trustees or by the holders of a "majority of that Fund's outstanding voting securities" as defined in the 1940 Act; and (ii) by a majority of the members of the Trust's board who are not otherwise affiliated with the Trust or WAM, cast in person at a meeting called for that purpose. Any amendment to the new agreements must be approved in the same manner. The new agreements may be terminated as to a Fund without penalty by the vote of the board of trustees of the Trust or the shareholders of that Fund (by a majority as defined in the Investment Company
Act) on sixty days' written notice to WAM or by WAM on sixty days' written notice to the Fund, and will terminate automatically in the event of assignment.

  The fees payable by a Fund under the new agreements are the obligation only of that Fund and impose no liability on the other Fund.

OTHER INVESTMENT COMPANIES ADVISED BY WAM

  In addition to serving as investment adviser to the Trust, WAM is also investment adviser to Acorn, an open-end management investment company with three series--Acorn Fund, Acorn International and Acorn USA (the "Acorn Family of Funds").

  Recently, the board of trustees of Acorn proposed to its shareholders that Acorn enter into a new advisory agreement with WAM. The proposed new agreement contains two principal changes. First, the services provided by WAM to the Acorn Family of Funds would be divided into investment advisory and administrative services, and a separate fee would be paid for each. Second, the breakpoints in Acorn Fund's fee schedule would be changed and the rate of fees payable on larger amounts of assets would be increased. As a result, the total amount of fees (advisory and administrative) paid by Acorn Fund to WAM would be increased. The following table summarizes the annual advisory fee rates currently payable to WAM by Acorn Fund and the annual advisory fee rates that will be paid if the new agreement is approved by Acorn Fund's shareholders:

    ANNUAL ADVISORY FEE RATES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
    ----------------------------------------------------------------------
     OLD AGREEMENT                                            NEW AGREEMENT
     -------------                                            -------------
  0.75% of the first                                       0.75% of the first
    $100 million                                           $700 million
  0.50% of net assets                                      0.70% of net assets
    above $100 million                                     above $700 million
    to $1.5 billion                                        to $2 billion
  0.40% of net assets                                      0.65% of net assets
    above $1.5 billion                                     above $2 billion

  If the new agreement is approved, Acorn Fund will also enter into an administrative services agreement with WAM at an annual rate of 0.05% of Acorn Fund's average daily net assets.

  The fees paid by Acorn International and Acorn USA would also be divided between advisory and administrative services, but the total rate of fees paid to WAM by these two funds as a percentage of their respective assets would not be increased or decreased. A special meeting of Acorn's shareholders has been called for December 9, 1997 to consider approval of the new agreement.

  The following table shows the total net assets of the Acorn Family of Funds as of June 30, 1997, and the current rates of WAM's compensation:

                           ASSETS AS OF     RATE OF COMPENSATION PAID TO WAM
       NAME OF FUND        6/30/97(000S) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
       ------------        ------------- ---------------------------------------
Acorn Fund................  $3,220,749      0.75% of the first $100 million;
                                            0.50% of the next $1.4 billion;
                                            0.40% in excess of $1.5 billion
Acorn International.......  $1,970,037      1.25% of the first $100 million;
                                            1.00% of the next $400 million;
                                            0.80% in excess of $500 million
Acorn USA.................  $  113,690      1.00% of the first $200 million;
                                            0.95% in excess of $200 million

VOTING

  The shareholders of each Fund will vote separately on approval of the new advisory agreements. Approval of the new advisory agreement for a Fund requires the approval of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares of that Fund.

  If a new agreement is not approved as to a Fund, that Fund will continue to operate under the old agreement and the implementation of the proposed voting procedures which would result from the restructuring of WAM would be deferred. However, the board of trustees would consider whether any other action should be taken, which might include submission of another proposed agreement for approval by shareholders.

BOARD RECOMMENDATION

  The board of trustees of the Trust, including all of the trustees who are not affiliated with WAM, unanimously recommends that shareholders of the Funds vote for the approval of the new advisory agreements between the Trust and WAM.

                                   PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

  The board of trustees recommends that the shareholders ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for the Trust for the fiscal year ending December 31, 1997. Ernst & Young LLP has served as the Trust's auditors since the Trust's organization.

  For the year ended December 31, 1996, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

  The shareholders of each Fund will vote separately on ratification of the selection of auditors. Approval of the selection of auditors for a Fund requires the affirmative vote of a majority of the shares of the Fund represented at the meeting in person or by proxy, if a quorum is present.

  The board of trustees of the Trust, including all of the trustees who are not affiliated with the Trust, unanimously recommends that shareholders of the Funds vote for ratification of the selection of auditors.

                       MORE INFORMATION ABOUT THE TRUST

ORGANIZATION AND MANAGEMENT OF THE TRUST

  The Trust is a Massachusetts business trust organized on August 30, 1994. The Trust is an open-end management investment company, currently with two series: Wanger U.S. Small Cap and Wanger International Small Cap. Each of the Funds began operations on May 3, 1995.

  The Trust was established to offer its shares to certain life insurance company ("Life Companies") separate accounts established for the purpose of funding certain variable life insurance policies and qualified and non-qualified variable annuity contracts ("Variable Contracts") and to certain types of pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis ("Retirement Plan").

  The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with the Trust or WAM.

  The officers and trustees of the Trust are:

                                   BOARD
NAME, DATE OF BIRTH, ADDRESS AND   MEMBER          PRINCIPAL OCCUPATION
   POSITION(S) WITH THE TRUST      SINCE          DURING LAST FIVE YEARS
--------------------------------   ------         ----------------------
RALPH WANGER, 6/21/1934             1995    Trustee and president, Acorn
Trustee and President*                      Investment Trust; principal,
227 West Monroe Street                      Wanger Asset Management, L.P.
Suite 3000
Chicago, Illinois 60606

                                    BOARD
 NAME, DATE OF BIRTH, ADDRESS AND   MEMBER        PRINCIPAL OCCUPATION
    POSITION(S) WITH THE TRUST      SINCE        DURING LAST FIVE YEARS
 --------------------------------   ------       ----------------------
CHARLES P. MCQUAID,                  1995  Trustee and senior vice
8/27/1953                                  president, Acorn Investment
Trustee and Senior Vice President*         Trust; principal and director of
227 West Monroe Street,                    research, Wanger Asset
Suite 3000                                 Management, L.P.
Chicago, Illinois 60606
FRED D. HASSELBRING, 8/14/1941       1995  Owner, Fred D. Hasselbring and
Trustee                                    Associates (retail industry and
819 Golf Lane                              computer systems consulting and
Wheaton, Illinois 60187                    sales)
P. MICHAEL PHELPS, 9/19/1933         1995  Vice President and Corporate
Trustee                                    Secretary, Morton International,
100 North Riverside Plaza                  Inc.
Chicago, Illinois 60606-1596
JAMES A. STAR,                       1995  Vice President, Henry Crown and
2/27/1961                                  Company (private holding
Trustee                                    company); prior thereto,
222 North LaSalle Street,                  portfolio manager and analyst,
Suite 2000                                 Harris Associates L.P.
Chicago, Illinois 60601

                                   OFFICERS

NAME, DATE OF BIRTH, ADDRESS AND                   PRINCIPAL OCCUPATION
   POSITION(S) WITH THE TRUST                     DURING LAST FIVE YEARS
--------------------------------                  ----------------------
TERENCE M. HOGAN,                           Vice president, Acorn Investment
2/18/1962                                   Trust; principal, Wanger Asset
Vice President                              Management, L.P.
227 West Monroe Street,
Suite 3000
Chicago, Illinois 60606
LEAH J. ZELL,                               Vice president, Acorn Investment
5/23/1949                                   Trust; principal, analyst, and
Vice President                              portfolio manager, Wanger Asset
227 West Monroe Street,                     Management, L.P.
Suite 3000
Chicago, Illinois 60606

 NAME, DATE OF BIRTH, ADDRESS AND                  PRINCIPAL OCCUPATION
    POSITION(S) WITH THE TRUST                    DURING LAST FIVE YEARS
 --------------------------------                 ----------------------
MARCEL P. HOUTZAGER,                        Vice president, Acorn Investment
10/26/1960                                  Trust; Principal, analyst, and
Vice President                              portfolio manager, Wanger Asset
227 West Monroe Street,                     Management, L.P.
Suite 3000
Chicago, Illinois 60606
ROBERT A. MOHN,                             Vice president, Acorn Investment
9/13/1961                                   Trust; Principal, analyst and
Vice President                              portfolio manager, Wanger Asset
227 West Monroe Street,                     Management, L.P.
Suite 3000
Chicago, Illinois 60606
MERRILLYN J. KOSIER,                        Vice president and Secretary,
12/10/1959                                  Acorn Investment Trust; director
Vice President                              of marketing and shareholder
227 West Monroe Street,                     services, Wanger Asset
Suite 3000                                  Management, L.P., since September
Chicago, Illinois 60606                     1993; prior thereto, vice
                                            president of marketing, Kemper
                                            Financial Services, Inc.
BRUCE H. LAUER,                             Vice president and Treasurer,
7/22/1957                                   Acorn Investment Trust; chief
Vice President and Treasurer                administrative officer, Wanger
227 West Monroe Street,                     Asset Management, L.P. since
Suite 3000                                  April 1995; prior thereto, first
Chicago, Illinois 60606                     vice president, investment
                                            accounting, Kemper Financial
                                            Services, Inc.
KENNETH A. KALINA, 8/4/1959                 Assistant treasurer, Acorn
Assistant Treasurer                         Investment Trust; Fund
227 West Monroe Street, Suite 3000          controller, Wanger Asset
Chicago, Illinois 60606                     Management, L.P., since September
                                            1995; prior thereto, treasurer of
                                            the Stein Roe Mutual Funds.

---------
*Messrs. McQuaid and Wanger are trustees who are "interested persons" of the Trust as defined in the 1940 Act, and of WAM. Messrs. McQuaid,

    Phelps and Wanger are members the executive committee of the Trust's board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. Messrs. Hasselbring, Phelps and Star are members of the Audit Committee. At the record date, no officer or trustee of the Trust owned beneficially greater than 1% of the outstanding shares of any Fund.

DISTRIBUTION OF SHARES OF THE FUNDS

  Shares of the Funds are distributed by WAM Brokerage Services, L.L.C., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606 ("WAM BD"), the Trust's distributor and principal underwriter. Shares of each Fund are offered for sale through WAM BD without any sales commissions or charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each Variable Contract imposes its own charges and fees on owners of Variable Contracts and Retirement Plans may impose such charges on participants in a Retirement Plan. In addition, no sales commission or "12b-1" payment is paid by the Funds. WAM bears all sales and marketing expenses, including the cost of prospectuses and other materials used for promotional purposes by WAM BD.

                       MORE INFORMATION ABOUT THE MEETING

  DATE OF MAILING. This proxy statement and enclosed proxy are being mailed to shareholders on or about November 21, 1997.

  EXPENSES. All costs and expenses incurred in connection with the meeting (including legal and proxy solicitation costs) will be paid by WAM.

  SHAREHOLDERS. At the record date, the Funds had the following numbers of shares outstanding:

  Wanger U.S. Small Cap, 12,178,647 shares
  Wanger International Small Cap, 7,130,916 shares, and

  Of those shares, Phoenix Home Life Mutual Insurance Company (and its affiliates) ("Phoenix") was the record holder of 11,900,947 shares (approximately 97.72% of the outstanding shares) of Wanger U.S. Small Cap and 6,951,822 shares of (approximately 97.49% of the outstanding shares) of Wanger International Small Cap, all of which are beneficially owned by Variable Contact owners. No individual is known to the management to beneficially own 5% or more of the outstanding shares of the Trust at the record date.

  HOW PROXIES WILL BE VOTED. Those shares of the Funds that are held by Life Companies, of which Phoenix is the primary holder, are owned by such

Life Companies. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instruction from owners of Variable Contracts on the matters to be voted on at the meeting. All shares of the Funds will be voted by the Life Companies in accordance with voting instructions received from such Variable Contract owners. The Life Companies will vote all the shares which they are entitled to vote, for, against or abstaining in the same proportion as the voting instructions given by the Variable Contract owners on the issues presented. The close of business on Friday, December 19, 1997, is the last day on which instructions will be accepted.

  All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted for both proposals.

  HOW PROXIES ARE BEING SOLICITED. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of the Trust and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents.

  REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Vice President and Secretary of Wanger Advisors Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy and voting in person.

  QUORUM, VOTING AT THE MEETING AND ADJOURNMENT. Shareholders of each Fund will vote separately on Proposals 1 and 2.

  Approval of Proposal 1 for a Fund will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of Proposal 1 is to be determined pursuant to item (a) and will have no effect on the outcome of the vote if adoption of Proposal 1 is to be determined pursuant to item (b).

  Approval of Proposal 2 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 2.

  Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted.

  If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

  The board of trustees of the Trust knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

  The Trust is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                 By order of the Board of Trustees,

                                 /s/ Ralph Wanger
                                 Ralph Wanger
                                 President and Trustee

November 21, 1997

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             WANGER ADVISORS TRUST
                                      AND
                         WANGER ASSET MANAGEMENT, L.P.
                                      FOR
                         WANGER U.S. SMALL-CAP ADVISOR

  WANGER ADVISORS TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("WAM"), agree that:

  1. ENGAGEMENT OF WAM. WAM shall manage the investment and reinvestment of the assets of Wanger U.S. Small Cap Advisor, a series of the Trust (the "Fund"), subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this agreement. WAM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's agreement and declaration of trust, bylaws, and registration statement under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company. WAM shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Fund in any way.

  WAM is authorized to make the decisions to buy and sell securities, options, futures contracts and any other investments in which the Fund may invest pursuant to its investment objectives, policies and restrictions, to place the Fund's portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Fund. WAM is authorized to exercise discretion with the Fund's policy concerning allocation of its portfolio brokerage, consistent with the Trust's registration statement and under the supervision of the Trust's Board of Trustees, and as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

  2. EXPENSES TO BE PAID BY WAM. WAM shall furnish to the Trust, at WAM's expense, office space and all necessary office facilities, equipment and personnel for managing that portion of the Trust's business relating to the Fund. WAM shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Fund, including expenses in connection with placement of securities orders, all expenses of printing and distributing the Fund's prospectus and reports to prospective investors (except to the extent such expenses are allocated to a party other than the Trust in any participation or operating agreement to which the Trust is a party), and all expenses in determination of daily price computations, portfolio accounting and related bookkeeping. WAM may, at WAM's expense, contract with any other person or persons to provide services in connection with daily price computations, portfolio accounting and related bookkeeping under such terms as it deems reasonable and it shall have the authority to direct the activities of such other person or persons in the manner it deems appropriate.

  3. EXPENSES TO BE PAID BY THE TRUST. The Trust shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; all charges of legal counsel and of independent auditors; all expenses of qualifying and maintaining the registration of shares of the Fund under the federal and applicable state securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; all compensation of trustees other than those affiliated with WAM and all expenses incurred in connection with their services to the Trust; all costs of borrowing money; all expenses of publication of notices and reports to the Fund's shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Fund or of the Board of Trustees of the Trust; all expenses of shareholder meetings; all expenses of typesetting of the Fund's prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner (except as may be otherwise provided in any participation or operating agreement to which the Trust is a party); all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, all stamp or other taxes; all expenses of printing and mailing certificates for shares of the Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Trust's Board of Trustees; all expenses of maintaining the registration of the Trust under the 1940 Act and all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization.

  In addition to the payment of expenses, the Fund shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities for the Fund. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund assets.

  The Trust's organizational expenses which were advanced to the Trust by WAM shall be amortized over a period of 60 months beginning with the month following the commencement of the Trust's operations, and the Trust shall reimburse WAM during the period such amortization by paying to WAM on the last business day of each month an amount equal to the organizational expenses amortized during that month.

  Any expense borne by the Trust that is not solely attributable to the Fund, nor solely to any other series of shares of the Trust, shall be apportioned in such manner as WAM determines is fair and appropriate, or as otherwise specified by the Board of Trustees of the Trust.

  4. COMPENSATION OF WAM. For the services to be rendered and the charges and expenses to be assumed and to be paid by WAM hereunder, the Fund shall pay to WAM a fee accrued daily and paid monthly at the annual rate of 1.00% of the average daily net asset value of the Fund up to $100 million, 0.95% of the average daily net asset value of the Fund in excess of $100 million and up to $250 million, and 0.90% of the average daily net asset value of the Fund in excess of $250 million.

  5. LIMITATION OF EXPENSES OF THE FUND. The total expenses of the Fund, exclusive of taxes, of interest and of extraordinary litigation expenses, but including fees paid to WAM, shall not in any fiscal year of the Fund exceed the most restrictive limits prescribed by any state in which the Fund's shares are then qualified for sale, and WAM agrees to reimburse the Fund for any sums expended for such expenses in excess of that amount. If the states in which the Fund's shares are qualified for sale impose no limits on total expenses, then WAM agrees to reimburse the Fund in the event the fee and expenses payable by the Fund in any fiscal year exceed 2.0%. For purposes of calculating the expenses subject to this limitation, (i) brokers' commissions and other charges relating to the purchase and sale of portfolio securities and (ii) the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities, shall not be regarded as expenses. Reimbursement, if any, shall be made by reduction of the fees otherwise payable to WAM under this agreement, no less frequently than quarterly.

  6. SERVICES OF WAM NOT EXCLUSIVE. The services of WAM to the Fund hereunder are not to be deemed exclusive, and WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

  7. SERVICES OTHER THAN AS MANAGER. WAM (or an affiliate of WAM) may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. Such brokerage services are not within the scope of the duties of WAM under this agreement, and, within the limits permitted by law and the Board of Trustees of the Trust, WAM (or an affiliate of WAM) may receive brokerage commissions, fees or other remuneration from the Fund for such services in addition to its fee for services as WAM. Within the limits permitted by law, WAM may receive compensation from the Fund for other services performed by it for the Fund which are not within the scope of the duties of WAM under this agreement.

  8. LIMITATION OF LIABILITY OF WAM. WAM shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of WAM, or of any of the partners, employees or agents of WAM, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of WAM in the performance of its duties or by reason of reckless disregard by WAM of its obligations and duties under this agreement.

  9. USE OF WAM'S NAME. The Trust may use the name "Wanger Advisors Trust" or any other name using the name "Wanger" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of WAM as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such similar agreement, shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use any name using the name "Wanger," any name similar thereto or any other name indicating that it is advised by or otherwise connected with WAM or with any organization which shall have succeeded to WAM's business as investment adviser. WAM's consent to the use of the name "Wanger" by the Trust shall not prevent WAM's permitting any other enterprise, including other investment companies, to use that name.

  10. DURATION AND RENEWAL. This agreement shall be effective January 1, 1998, or if later, the date approved by both (a) the vote of a "majority of the outstanding voting shares of the Fund" (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act), and (b) the vote of a majority of trustees who are not parties to this agreement or interested persons of any party to this agreement, cast in person at a meeting called for the purpose of voting on approval of this agreement. Unless terminated as provided in Section 11, this agreement shall continue in effect until December 31, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of the Trust or vote of the holders of a majority of the outstanding shares of the Fund.

  11. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to WAM. This agreement may be terminated by WAM at any time upon 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

  12. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust (or applicable series thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Trust. Neither the authorization of any action by the trustees or shareholders of the Trust nor the execution of this agreement on behalf of the Trust shall impose any liability upon any trustee, officer or shareholder of the Trust.

  13. AMENDMENT. This agreement may not be amended without the affirmative vote
(a) of a majority of those trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) of the holders of a majority of the outstanding shares of the Fund, where required by the 1940 Act or other applicable law, or otherwise deemed appropriate by the Board of Trustees of the Trust.

Dated: January 1, 1998

                                        Wanger Advisors Trust

                                        By _____________________________________

                                        Wanger Asset Management, L.P.,
                                        by Wanger Asset Management, Ltd.,
                                        its General Partner

                                        By _____________________________________

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             WANGER ADVISORS TRUST
                                      AND
                         WANGER ASSET MANAGEMENT, L.P.
                                      FOR
                    WANGER INTERNATIONAL SMALL-CAP ADVISOR

  WANGER ADVISORS TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("WAM"), agree that:

  1. ENGAGEMENT OF WAM. WAM shall manage the investment and reinvestment of the assets of Wanger International Small Cap Advisor, a series of the Trust (the "Fund"), subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this agreement. WAM shall give due consideration to the investment policies and restrictions and the other statements concerning The Fund in the Trust's agreement and declaration of trust, bylaws, and registration statement under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company. WAM shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Fund in any way.

  WAM is authorized to make the decisions to buy and sell securities, options, futures contracts and any other investments in which the Fund may invest pursuant to its investment objectives, policies and restrictions, to place the Fund's portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Fund. WAM is authorized to exercise discretion with the Fund's policy concerning allocation of its portfolio brokerage, consistent with the Trust's registration statement and under the supervision of the Trust's Board of Trustees, and as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

  2. EXPENSES TO BE PAID BY WAM. WAM shall furnish to the Trust, at WAM's expense, office space and all necessary office facilities, equipment and personnel for managing that portion of the Trust's business relating to the

Fund. WAM shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Fund, including expenses in connection with placement of securities orders, all expenses of printing and distributing the Fund's prospectus and reports to prospective investors (except to the extent such expenses are allocated to a party other than the Trust in any participation or operating agreement to which the Trust is a party), and all expenses in determination of daily price computations, portfolio accounting, and related bookkeeping. WAM may, at WAM's expense, contract with any other person or persons to provide services in connection with daily price computations, portfolio accounting and related bookkeeping under such terms as it deems reasonable and it shall have the authority to direct the activities of such other person or persons in the manner it deems appropriate.

  3. EXPENSES TO BE PAID BY THE TRUST. The Trust shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; all charges of legal counsel and of independent auditors; all expenses of qualifying and maintaining the registration of shares of the Fund under the federal and applicable state securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; all compensation of trustees other than those affiliated with WAM and all expenses incurred in connection with their services to the Trust; all costs of borrowing money; all expenses of publication of notices and reports to the Fund's shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Fund or of the Board of Trustees of the Trust; all expenses of shareholder meetings; all expenses of typesetting of the Fund's prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner (except as may be otherwise provided in any participation or operating agreement to which the Trust is a party); all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, all stamp or other taxes; all expenses of printing and mailing certificates for shares of the Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Trust's Board of Trustees; all expenses of maintaining the registration of the Trust under the 1940 Act and all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization.

  In addition to the payment of expenses, the Fund shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities for the Fund. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund assets.

  The Trust's organizational expenses which were advanced to the Trust by WAM shall be amortized over a period of 60 months beginning with the month following the commencement of the Trust's operations, and the Trust shall reimburse WAM during the period such amortization by paying to WAM on the last business day of each month an amount equal to the organizational expenses amortized during that month.

  Any expense borne by the Trust that is not solely attributable to the Fund, nor solely to any other series of shares of the Trust, shall be apportioned in such manner as WAM determines is fair and appropriate, or as otherwise specified by the Board of Trustees of the Trust.

  4. COMPENSATION OF WAM. For the services to be rendered and the charges and expenses to be assumed and to be paid by WAM hereunder, the Fund shall pay to WAM a fee accrued daily and paid monthly at the annual rate of 1.30% of the average daily net asset value of the Fund up to $100 million, 1.20% of the average daily net asset value of the Fund in excess of $100 million and up to $250 million, and 1.10% of the average daily net asset value of the Fund in excess of $250 million.

  5. LIMITATION OF EXPENSES OF THE FUND. The total expenses of the Fund, exclusive of taxes, of interest and of extraordinary litigation expenses, but including fees paid to WAM, shall not in any fiscal year of the Fund exceed the most restrictive limits prescribed by any state in which the Fund's shares are then qualified for sale, and WAM agrees to reimburse the Fund for any sums expended for such expenses in excess of that amount. If the states in which the Fund's shares are qualified for sale impose no limits on total expenses, then WAM agrees to reimburse the Fund in the event the fee and expenses payable by the Fund in any fiscal year exceed 2.0%. For purposes of calculating the expenses subject to this limitation, (i) brokers' commissions and other charges relating to the purchase and sale of portfolio securities and (ii) the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities, shall not be regarded as expenses. Reimbursement, if any, shall be made by reduction of the fees otherwise payable to WAM under this agreement, no less frequently than quarterly.

  6. SERVICES OF WAM NOT EXCLUSIVE. The services of WAM to the Fund hereunder are not to be deemed exclusive, and WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

  7. SERVICES OTHER THAN AS MANAGER. WAM (or an affiliate of WAM) may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. Such brokerage services are not within the scope of the duties of WAM under this agreement, and, within the limits permitted by law and the Board of Trustees of the Trust, WAM (or an affiliate of WAM) may receive brokerage commissions, fees or other remuneration from the Fund for such services in addition to its fee for services as WAM. Within the limits permitted by law, WAM may receive compensation from the Fund for other services performed by it for the Fund which are not within the scope of the duties of WAM under this agreement.

  8. LIMITATION OF LIABILITY OF WAM. WAM shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of WAM, or of any of the partners, employees or agents of WAM, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of WAM in the performance of its duties or by reason of reckless disregard by WAM of its obligations and duties under this agreement.

  9. USE OF WAM'S NAME. The Trust may use the name "Wanger Advisors Trust" or any other name using the name "Wanger" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of WAM as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such similar agreement, shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use any name using the name "Wanger," any name similar thereto or any other name indicating that it is advised by or otherwise connected with WAM or with any organization which shall have succeeded to WAM's business as investment adviser. WAM's consent to the use of the name "Wanger" by the Trust shall not prevent WAM's permitting any other enterprise, including other investment companies, to use that name.

  10. DURATION AND RENEWAL. This agreement shall be effective January 1, 1998, or if later, the date approved by both (a) the vote of a "majority of the outstanding voting shares of the Fund" (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act), and (b) the vote of a majority of trustees who are not parties to this agreement or interested persons of any party to this agreement, cast in person at a meeting called for the purpose of voting on approval of this agreement. Unless terminated as provided in Section 11, this agreement shall continue in effect until December 31, 1999, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of the Trust or vote of the holders of a majority of the outstanding shares of the Fund.

  11. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to WAM. This agreement may be terminated by WAM at any time upon 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

  12. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust (or applicable series thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Trust. Neither the authorization of any action by the trustees or shareholders of the Trust nor the execution of this agreement on behalf of the Trust shall impose any liability upon any trustee, officer or shareholder of the Trust.

  13. AMENDMENT. This agreement may not be amended without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust or of WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) of the holders of a majority of the outstanding shares of the Fund, where required by the 1940 Act or other applicable law, or otherwise deemed appropriate by the Board of Trustees of the Trust.

Dated: January 1, 1998

                                 Wanger Advisors Trust

                                 By ___________________________________________

                                 Wanger Asset Management, L.P.
                                 by Wanger Asset Management, Ltd.,
                                 Its General Partner

                                 By ___________________________________________

PROXY                                                      WANGER U.S. SMALL CAP
--------------------------------------------------------------------------------

              Special Meeting of Shareholders - December 30, 1997
          This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, BRUCE H. LAUER AND MERRILLYN J. KOSIER and each or any of them, as proxies, with full power of substitution, to vote all shares of WANGER U.S. SMALL CAP represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 30, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to each of Wanger U.S. Small Cap and Wanger International Small Cap.

          FOR _______        AGAINST _______          ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

          FOR _______        AGAINST _______          ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated____________________________________, 1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

PROXY                                             WANGER INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

              Special Meeting of Shareholders - December 30, 1997
          This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, BRUCE H. LAUER AND MERRILLYN J. KOSIER and each or any of them, as proxies, with full power of substitution, to vote all shares of Wanger International Small Cap represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 30, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The board of trustees recommends a Vote FOR Proposals 1 and 2.

1. Approval of a proposed new Investment Advisory Agreement between Wanger Advisors Trust and Wanger Asset Management, L.P. relating to each of Wanger U.S. Small Cap and Wanger International Small Cap.

          FOR _______        AGAINST _______          ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1997.

          FOR _______        AGAINST _______          ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                   (Please DATE AND SIGN on the reverse side and return this proxy promptly in the enclosed envelope.)

                         (continued from reverse side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                Dated____________________________________, 1997


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.